DATE:                      February 23, 2007

TO:                        RALI Series  2007-QO2,  by Deutsche Bank Trust  Company  Americas,  not in its  individual capacity,  but  solely as the  supplemental  interest  trust  trustee  (the  "Supplemental
                           Interest Trust Trustee")
ATTENTION:                 Trust Administration - RF0702
TELEPHONE:                 714-247-6000
FACSIMILE:                 714-855-1557

FROM:                      The Bank of New York
                           Derivative Products Support Department
                           Attn: Swap Confirmation Dept.
TELEPHONE:                 212-804-5163/5103
FACSIMILE:                 212-804-5818/5837

SUBJECT:                   Fixed Income Derivatives Confirmation

REFERENCE NUMBER: 38936

The  purpose  of this  long-form  confirmation  ("CONFIRMATION")  is to  confirm  the terms and  conditions  of the
Transaction  entered  into on the Trade Date  specified  below  (the  "TRANSACTION")  between  The Bank of New York
("PARTY A") and RALI Series 2007-QO2 ("PARTY B"), by Deutsche Bank Trust Company Americas,  not  individually,  but solely as  supplemental  interest  trust trustee (the  "Supplemental  Interest  Trust  Trustee")  created under the
Pooling and Servicing  Agreement,  dated as of February 1, 2007,  among  Residential  Accredit  Loans,  Inc.,  (the
"DEPOSITOR"),  Residential Funding Company,  LLC (the "MASTER SERVICER"),  and Deutsche Bank Trust Company Americas
(the  "TRUSTEE")  (the  "POOLING AND  SERVICING  AGREEMENT").  This  Confirmation  evidences a complete and binding agreement  between you and us to enter into the  Transaction on the terms set forth below and replaces any previous agreement  between us with respect to the subject matter hereof.  This  Confirmation  constitutes a  "CONFIRMATION"
and also  constitutes  a  "SCHEDULE"  as referred to in the ISDA Master  Agreement,  and  Paragraph  13 of a Credit
Support Annex to the Schedule.
1.       This  Confirmation  shall  supplement,  form a part of, and be subject to an  agreement in the form of the
ISDA Master  Agreement  (Multicurrency  - Cross Border) as published  and  copyrighted  in 1992 by the  International
Swaps and  Derivatives  Association,  Inc. (the "ISDA MASTER  AGREEMENT"),  as if Party A and Party B had executed an agreement in such form on the date hereof,  with a Schedule as set forth in Item 3 of this Confirmation,  and an ISDA
Credit  Support  Annex  (Bilateral  Form - ISDA  Agreements  Subject to New York Law Only  version) as published  and copyrighted in 1994 by the International  Swaps and Derivatives  Association,  Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "CREDIT SUPPORT ANNEX").  For the avoidance of doubt,  the Transaction  described herein shall be the sole Transaction  governed by such ISDA Master Agreement.  In the event of any  inconsistency  among any of the following  documents,  the relevant document first listed shall govern:  (i) this  Confirmation,  exclusive of the provisions set forth in Item 3 hereof and Annex A hereto;  (ii) the provisions set forth in Item 3 hereof,  which are incorporated by reference into the Schedule;  (iii) the Credit Support Annex;  (iv) the Definitions;  and (v) the
ISDA Master Agreement.

Each reference herein to a "Section" (unless  specifically  referencing the Pooling and Servicing  Agreement) or to a
"Section"  "of this  Agreement"  will be  construed as a reference  to a Section of the ISDA Master  Agreement;  each herein  reference to a "Part" will be construed as a reference to the  provisions  herein  deemed  incorporated  in a
Schedule to the ISDA Master  Agreement;  each reference herein to a "Paragraph" will be construed as a reference to a
Paragraph of the Credit Support Annex.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

         Type of Transaction:                        Interest Rate Cap

         Notional Amount:                            With respect to any Calculation  Period,  the amount set forth for such period on Schedule I attached hereto.

         Trade Date:                                 February 23, 2007

         Effective Date:                             February 25, 2012

         Termination Date:                           February 25, 2013,  subject to adjustment  in accordance  with the Business Day Convention

         Fixed Amounts:

                  Fixed Rate Payer:                  Party B

                  Fixed Amount:                      USD 138,000.00

                  Fixed Rate Amount
                  Payment Date:                      February 27, 2007

         Floating Amounts:

                  Floating Rate Payer:               Party A

                  Cap Rate:                          For each Calculation  Period,  as set forth for such period on
                                                     Schedule I attached hereto.
                  Floating Rate Payer
                  Period End Dates:                  The 25th  calendar  day of each month  during the Term of this
                                                     Transaction,  commencing  March 25,  2012,  and  ending on the
                                                     Termination  Date,  subject to adjustment  in accordance  with the Business Day Convention

                  Floating Rate Payer
                  Payment Dates:                     Early  Payment  shall be  applicable.  The Floating Rate Payer
                                                     Payment  Date shall be two (2)  Business  Day  preceding  each
                                                     Floating Rate Payer Period End Date.

                  Floating Rate Option:              USD-LIBOR-BBA,   provided,   however,  if  the  Floating  Rate
                                                     Option for a  Calculation  Period is  greater  than 9.00% then the  Floating  Rate Option for such  Calculation  Period shall be deemed equal to 9.00%.

                  Designated Maturity:               One month

                  Floating Rate Day
                  Count Fraction:                    Actual/360

                  Reset Dates:                       The first day of each Calculation Period.

                  Compounding:                       Inapplicable

                  Business Days:                     New York

                  Business Day Convention:           Following

                  Calculation Agent:                 Party A

3.       Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

PART 1.  TERMINATION PROVISIONS.

For the purposes of this Agreement:-

(a)      "SPECIFIED ENTITY" will not apply to Party A or Party B for any purpose.

(b)      "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c)      EVENTS OF DEFAULT.

         The statement  below that an Event of Default will apply to a specific  party means that upon the occurrence of such an Event of  Default  with  respect  to such  party,  the other  party  shall  have the  rights of a
         Non-defaulting  Party under Section 6 of this  Agreement;  conversely,  the statement  below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)      The  "FAILURE TO PAY OR DELIVER"  provisions  of Section  5(a)(i)  will apply to Party A and will apply to
                  Party B; provided,  however,  that Section  5(a)(i) is hereby amended by replacing the word "third"
                  with the word  "first";  provided,  further,  that  notwithstanding  anything  to the  contrary  in
                  Section  5(a)(i),  any failure by Party A to comply with or perform any  obligation  to be complied with or  performed  by Party A under the Credit  Support  Annex  shall not  constitute  an Event of
                  Default under Section 5(a)(i) unless (A) a Required  Ratings  Downgrade Event has occurred and been continuing  for 30 or more Local  Business  Days and (B) such  failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(ii)     The  "BREACH OF  AGREEMENT"  provisions  of Section  5(a)(ii)  will apply to Party A and will not apply to
                  Party B.

(iii)    The "CREDIT SUPPORT DEFAULT"  provisions of Section  5(a)(iii) will apply to Party A and will not apply to
                  Party B except  that  Section  5(a)(iii)(1)  will  apply to Party B solely in  respect of Party B's
                  obligations  under  Paragraph  3(b)  of  the  Credit  Support  Annex;   provided,   however,   that
                  notwithstanding  anything  to the  contrary  in  Section  5(a)(iii)(1),  any  failure by Party A to comply  with or perform  any  obligation  to be  complied  with or  performed  by Party A under the
                  Credit  Support Annex shall not constitute an Event of Default under Section  5(a)(iii)  unless (A)
                  a Required  Ratings  Downgrade Event has occurred and been continuing for 30 or more Local Business
                  Days and (B) such  failure is not  remedied on or before the third Local  Business Day after notice of such failure is given to Party A.

(iv)     The  "MISREPRESENTATION"  provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party
                  B.

(v)      The "DEFAULT UNDER  SPECIFIED  TRANSACTION"  provisions of Section  5(a)(v) will apply to Party A and will not apply to Party B.

(vi)     The "CROSS  DEFAULT"  provisions of Section  5(a)(vi) will apply to Party A and will not apply to Party B.
                  For purposes of Section 5(a)(vi), solely with respect to Party A:

                  "Specified  Indebtedness"  will have the meaning  specified  in Section  14,  except that such term shall not include  obligations in respect of deposits  received in the ordinary course of Party A's banking business.

                  "Threshold  Amount"  means with  respect to Party A an amount  equal to three  percent  (3%) of the consolidated  shareholders' equity of Party A and its subsidiaries or, if applicable,  the Eligible
                  Guarantor and its subsidiaries.

(vii)    The  "BANKRUPTCY"  provisions of Section  5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of Section  5(a)(vii)(2),  (6) (to the extent that such provisions refer to any appointment  contemplated or effected by the Pooling and Servicing  Agreement or any appointment to which Party B has not become  subject),  (7) and (9) will not apply to Party B; provided that, with respect  to Party B only,  Section  5(a)(vii)(4)  is  hereby  amended  by  adding  after  the words
                  "against it" the words  "(excluding  any proceeding or petition  instituted or presented by Party A or its  Affiliates)",  and Section  5(a)(vii)(8)  is hereby  amended by deleting  the words "to (7)
                  inclusive" and inserting lieu thereof ", (3), (4) as amended, (5), (6) as amended, or (7)".

(viii)   The "MERGER  WITHOUT  ASSUMPTION"  provisions of Section  5(a)(viii)  will apply to Party A and will apply to Party B.

(d)      TERMINATION EVENTS.

         The statement  below that a Termination  Event will apply to a specific party means that upon the occurrence of such a Termination  Event, if such specific party is the Affected Party with respect to a Tax Event,  the
         Burdened  Party with respect to a Tax Event Upon Merger  (except as noted below) or the  non-Affected  Party with  respect to a Credit Event Upon Merger,  as the case may be, such  specific  party shall have the right to designate an Early  Termination  Date in accordance  with Section 6 of this  Agreement;  conversely,  the statement  below that such an event will not apply to a specific  party means that such party shall not have such right;  provided,  however,  with respect to "Illegality" the statement that such event will apply to a specific  party  means that upon the  occurrence  of such a  Termination  Event with  respect to such party, either party shall have the right to designate an Early  Termination  Date in  accordance  with Section 6 of this Agreement.

         (i)      The "ILLEGALITY" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

         (ii)     The "TAX EVENT"  provisions of Section  5(b)(ii) will apply to Party A except that, for purposes of the  application  of Section  5(b)(ii) to Party A, Section  5(b)(ii) is hereby  amended by deleting the  words  "(x) any  action  taken by a  taxing  authority,  or  brought  in a court of  competent jurisdiction,  on or after the date on which a Transaction  is entered into  (regardless of whether such action is taken or brought with respect to a party to this  Agreement)  or (y)",  and the "TAX
                  EVENT" provisions of Section 5(b)(ii) will apply to Party B.

         (iii)    The "TAX EVENT UPON MERGER"  provisions of Section  5(b)(iii)  will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early  Termination  Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

         (iv)     The "CREDIT EVENT UPON MERGER"  provisions  of Section  5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)      The  "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)      PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of this Agreement:

(i)      Market  Quotation  will apply,  provided,  however,  that, in the event of a Derivative  Provider  Trigger
                  Event, the following provisions will apply:

                  (A)      The  definition  of Market  Quotation  in Section 14 shall be deleted in its  entirety and replaced with the following:

                           "MARKET  QUOTATION"  means,  with respect to one or more Terminated  Transactions,  a Firm
                           Offer which is (1) made by a Reference  Market-maker that is an Eligible Replacement,  (2)
                           for an amount that would be paid to Party B (expressed  as a negative  number) or by Party
                           B (expressed as a positive number) in  consideration  of an agreement  between Party B and such Reference Market-maker to enter into a Replacement  Transaction,  and (3) made on the basis  that  Unpaid  Amounts  in  respect  of  the  Terminated  Transaction  or  group  of
                           Transactions  are to be excluded  but,  without  limitation,  any payment or delivery that would,  but  for the  relevant  Early  Termination  Date,  have  been  required  (assuming satisfaction of each applicable  condition precedent) after that Early Termination Date is to be included.

                  (B)      The  definition  of  Settlement  Amount shall be deleted in its entirety and replaced with the following:

                           "SETTLEMENT  AMOUNT" means,  with respect to any Early  Termination  Date, an amount equal to:

                           (a)      If a  Market  Quotation  for the  relevant  Terminated  Transaction  or  group of
                                    Terminated  Transactions  is accepted by Party B so as to become legally  binding on or before the day falling ten Local  Business  Days after the day on which the
                                    Early  Termination  Date is designated,  or such later day as Party B may specify in writing to Party A, but in either  case no later than one Local  Business  Day prior to the Early  Termination  Date (such day,  the "Latest  Settlement  Amount
                                    Determination  Day"), the Termination  Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                           (b)      If, on the Latest  Settlement Amount  Determination  Day, no Market Quotation for
                                    the relevant Terminated Transaction or group of Terminated  Transactions has been accepted  by  Party B so as to  become  legally  binding  and one or more  Market
                                    Quotations  from  Approved  Replacements  have been made and  remain  capable  of becoming legally binding upon acceptance,  the Settlement  Amount shall equal the
                                    Termination  Currency  Equivalent of the amount (whether positive or negative) of the lowest of such Market  Quotations (for the avoidance of doubt,  the lowest of such  Market  Quotations  shall be the lowest  Market  Quotation  of such  Market
                                    Quotations  expressed as a positive  number or, if any of such Market  Quotations is expressed as a negative number,  the Market Quotation  expressed as a negative number with the largest absolute value); or

                           (c)      If, on the Latest  Settlement Amount  Determination  Day, no Market Quotation for
                                    the  relevant  Terminated  Transaction  or group of  Terminated  Transactions  is accepted by Party B so as to become legally binding and no Market  Quotation from an  Approved  Replacement  remains  capable  of  becoming  legally  binding  upon acceptance,  the Settlement  Amount shall equal Party B's Loss (whether  positive or  negative  and  without  reference  to any Unpaid  Amounts)  for the  relevant
                                    Terminated Transaction or group of Terminated Transactions.

                  (C)      If Party B requests Party A in writing to obtain Market Quotations,  Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

                  (D)      If the Settlement Amount is a negative number,  Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                           "(3) Second Method and Market Quotation.  If the Second Method and Market Quotation apply,
                           (I) Party B shall pay to Party A an amount equal to the absolute  value of the  Settlement
                           Amount in respect of the  Terminated  Transactions,  (II) Party B shall pay to Party A the
                           Termination  Currency  Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the  Termination  Currency  Equivalent of the Unpaid Amounts owing to
                           Party B; provided,  however,  that (x) the amounts payable under the immediately preceding clauses  (II) and (III) shall be subject to netting in  accordance  with  Section  2(c) of this Agreement and (y) notwithstanding  any other provision of this Agreement,  any amount payable by Party A under the  immediately  preceding  clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

                  (E)      At any time on or before the Latest  Settlement  Amount  Determination Day at which two or more Market  Quotations  from Approved  Replacements  remain  capable of becoming  legally binding  upon  acceptance,  Party B shall be  entitled  to accept  only the lowest of such
                           Market  Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market  Quotation of such Market  Quotations  expressed as a positive number or, if any of such  Market  Quotations  is  expressed  as a  negative  number,  the Market
                           Quotation expressed as a negative number with the largest absolute value).

(ii)     The Second Method will apply.

(g)      "TERMINATION CURRENCY" means USD.

(h)      ADDITIONAL TERMINATION EVENTS.  Additional Termination Events will apply as provided in Part 5(c).

 PART 2. TAX MATTERS.

(a)      TAX REPRESENTATIONS.

         (i)      PAYER REPRESENTATIONS.  For the purpose of Section 3(e) of this Agreement

                  (A)      Party A makes the following representation(s):

                  It is  not  required  by  any  applicable  law,  as  modified  by the  practice  of any  relevant
                  governmental  revenue  authority,   of  any  Relevant  Jurisdiction  to  make  any  deduction  or withholding  for or on account of any Tax from any payment  (other than  interest  under  Section
                  2(e),  6(d)(ii)  or 6(e) of this  Agreement)  to be made  by it to the  other  party  under  this
                  Agreement.  In making this  representation,  it may rely on: the accuracy of any  representations made by the other party  pursuant to Section 3(f) of this  Agreement;  (ii) the  satisfaction  of the agreement  contained in Section  4(a)(i) or 4(a)(iii) of this  Agreement and the accuracy and effectiveness  of any  document  provided  by the other  party  pursuant  to  Section  4(a)(i) or
                  4(a)(iii)  of this  Agreement;  and (iii) the  satisfaction  of the  agreement of the other party contained  in  Section  4(d) of this  Agreement,  provided  that it shall not be a breach of this representation  where  reliance  is placed on clause  (ii) and the other party does not deliver a form or  document  under  Section  4(a)(iii)  by reason  of  material  prejudice  to its legal or commercial position.

                  (B)      Party B makes the following representation(s):

                           None.

         (ii)     PAYEE REPRESENTATIONS.  For the purpose of Section 3(f) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           (x) It is a "U.S.  person"  (as that term is used in section  1.1441-4(a)(3)(ii)  of the
                           United States Treasury  Regulations) for United States federal income tax purposes,  (y)
                           it is a trust  company duly  organized  and existing  under the laws of the State of New
                           York, and (y) its U.S. taxpayer identification number is 135160382.

                  (B)      Party B makes the following representation(s):

                           None.

(b)      TAX PROVISIONS.

         (i)      GROSS  UP.  Section  2(d)(i)(4)  shall not apply to Party B as X, and  Section  2(d)(ii)  shall not apply to Party B as Y, in each case such that Party B shall not be required  to pay any  additional amounts referred to therein.

         (ii)     INDEMNIFIABLE  TAX.  The  definition  of  "Indemnifiable  Tax"  in  Section  14 is  deleted  in its entirety and replaced with the following:

                  "INDEMNIFIABLE  TAX"  means,  in  relation  to  payments  by Party A, any Tax and,  in  relation to payments by Party B, no Tax.

PART 3.  AGREEMENT TO DELIVER DOCUMENTS.

(a)      For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO
DELIVER DOCUMENT       FORM/DOCUMENT/                                     DATE BY WHICH TO
                       CERTIFICATE                                        BE DELIVERED
Party A                A  correct,   complete  and  duly  executed  U.S.  Upon  the   execution  and  delivery  of  this
                       Internal  Revenue  Service Form W-9 (or successor  Agreement thereto).
Party B                An   Internal   Revenue   Service   Form  W-9  as  Upon  the   execution  and  delivery  of  this
                       applicable  or  any  successor   form,   and  may  Agreement,  or upon actual  knowledge that any
                       deliver  any  other  tax  forms  relating  to the  such   form   previously   provided   becoming
                       beneficial  owner  of  payments  to Party B under  obsolete this Agreement from time to time.

(b)      For the purpose of Section 4(a)(ii), other documents to be delivered are:

PARTY REQUIRED TO                                                                                        COVERED BY
DELIVER DOCUMENT       FORM/DOCUMENT/                           DATE BY WHICH TO                         SECTION 3(D)
                       CERTIFICATE                              BE DELIVERED                             REPRESENTATION
Party A and            Any    documents    required   by   the  Upon  the  execution  and  delivery  of  Yes
Party B                receiving   party   to   evidence   the  this Agreement
                       authority  of the  delivering  party or
                       its Credit  Support  Provider,  if any,
                       for  it  to  execute  and  deliver  the
                       Agreement,  this Confirmation,  and any
                       Credit  Support  Documents  to which it
                       is  a  party,   and  to  evidence   the
                       authority  of the  delivering  party or
                       its Credit Support  Provider to perform
                       its  obligations  under the  Agreement,
                       this   Confirmation   and  any   Credit
                       Support Document, as the case may be
Party A and            A certificate of an authorized  officer  Upon  the  execution  and  delivery  of  Yes
Party B                of the party,  as to the incumbency and  this Agreement
                       authority  of the  respective  officers
                       of the  party  signing  the  Agreement,
                       this  Confirmation,  and  any  relevant
                       Credit  Support  Document,  as the case
                       may be
Party A                A copy of the annual  balance  sheet of  Promptly   upon    becoming    publicly  No
                       Party   A   for   the   most   recently  available;  provided,  if  available on
                       completed   fiscal  year  and  publicly  http://www.fdic.gov,  such  delivery is available in its regulatory call report  not required
Party A                An   opinion  of  counsel  to  Party  A  Upon  the  execution  and  delivery  of  No
                       reasonably acceptable to Party B.        this Agreement

PART 4.  MISCELLANEOUS.

(a)      ADDRESS FOR NOTICES:  For the purposes of Section 12(a) of this Agreement:

         Address for notices or communications to Party A:

         Address:          The Bank of New York
                           Swaps and Derivative Products Group
                           Global Market Division
                           32 Old Slip 15th Floor
                           New York, New York 10286
                           Attention: Steve Lawler
                           Facsimile: 212-495-1016
                           Phone: 212-804-2137

                  with a copy to:

                           The Bank of New York
                           Swaps and Derivative Products Group
                           32 Old Slip 16th Floor
                           New York, New York 10286
                           Attention: Andrew Schwartz
                           Tele: 212-804-5103
                           Fax: 212-804-5818/5837

         (For all purposes)

                  A copy of any notice or other  communication  with respect to Sections 5 or 6 should also be sent to the addresses set out below:

                           The Bank of New York
                           Legal Department
                           One Wall Street - 10th Floor
                           New York, New York 10286
                           Attention: General Counsel

         Address for notices or communications to Party B:

                           Deutsche Bank Trust Company Americas
                           1761 East St. Andrew Place
                           Santa Ana, CA 92705
                           Attn: Trust Administration-RF0702
                           Tele: 714-247-6000
                           Fax: 714-855-1557

         (For all purposes)

(b)      PROCESS AGENT.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:  Not applicable.

         Party B appoints as its Process Agent:  Not applicable.

(c)      OFFICES.  The provisions of Section 10(a) will apply to this Agreement.

(d)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION  AGENT. The Calculation Agent is Party A; provided,  however,  that if an Event of Default shall have  occurred  with  respect to Party A, Party B shall  have the right to  appoint as  Calculation  Agent a third party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)      CREDIT SUPPORT DOCUMENT.

         Party A:          The Credit  Support  Annex,  and any guarantee in support of Party A's  obligations  under this Agreement.

         Party B:          The Credit Support Annex,  solely in respect of Party B's obligations under Paragraph 3(b)
                           of the Credit Support Annex.

(g)      CREDIT SUPPORT PROVIDER.

         Party A:          The  guarantor  under any  guarantee  in  support  of Party  A's  obligations  under  this
                           Agreement.

         Party B:          None.

(h)      GOVERNING  LAW.  The  parties  to this  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole,  without  regard to the conflict of law  provisions  thereof  other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)      NETTING  OF  PAYMENTS.  The  parties  agree  that  subparagraph  (ii) of  Section  2(c)  will  apply to each
         Transaction hereunder.

(j)      AFFILIATE.  "Affiliate"  shall have the meaning  assigned  thereto in Section 14;  provided,  however,  that
         Party B shall be deemed to have no  Affiliates  for purposes of this  Agreement,  including  for purposes of
         Section 6(b)(ii).

PART 5.           OTHERS PROVISIONS.

(a)      DEFINITIONS.  Unless otherwise  specified in a Confirmation,  this Agreement and each Transaction under this
         Agreement  are  subject  to  the  2000  ISDA  Definitions  as  published  and  copyrighted  in  2000  by the
         International  Swaps and  Derivatives  Association,  Inc. (the  "DEFINITIONS"),  and will be governed in all relevant  respects by the  provisions set forth in the  Definitions,  without regard to any amendment to the
         Definitions  subsequent to the date hereof.  The provisions of the  Definitions  are hereby  incorporated by reference in and shall be deemed a part of this Agreement,  except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement,  and (ii)
         references to a  "Transaction"  in this Agreement  shall be deemed  references to a "Swap  Transaction"  for purposes of the Definitions.  Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)      AMENDMENTS TO ISDA MASTER AGREEMENT.

         (i)      SINGLE  AGREEMENT.  Section  1(c) is hereby  amended by the adding  the words  "including,  for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

         (ii)     CONDITIONS PRECEDENT.     Section  2(a)(iii) is hereby  amended by adding the  following at the end thereof:

                  Notwithstanding  anything to the  contrary  in Section  2(a)(iii)(1),  if an Event of Default  with respect to Party B or  Potential  Event of Default  with  respect to Party B has  occurred and been continuing  for more than 30 Local  Business Days and no Early  Termination  Date in respect of the
                  Affected  Transactions has occurred or been  effectively  designated by Party A, the obligations of
                  Party A under Section  2(a)(i)  shall cease to be subject to the  condition  precedent set forth in
                  Section  2(a)(iii)(1)  with respect to such  specific  occurrence  of such Event of Default or such
                  Potential Event of Default (the "SPECIFIC EVENT");  provided,  however, for the avoidance of doubt, the  obligations of Party A under Section  2(a)(i) shall be subject to the condition  precedent set forth  in  Section  2(a)(iii)(1)  (subject  to  the  foregoing)  with  respect  to  any  subsequent occurrence  of the same Event of Default  with  respect  to Party B or  Potential  Event of Default with respect to Party B after the Specific  Event has ceased to be  continuing  and with respect to any  occurrence  of any other  Event of  Default  with  respect  to Party B or  Potential  Event of
                  Default with respect to Party B that occurs subsequent to the Specific Event.

         (iii)    CHANGE OF  ACCOUNT.  Section  2(b) is hereby  amended by the  addition of the  following  after the word "delivery" in the first line thereof:

                  "to another account in the same legal and tax jurisdiction as the original account".

         (iv)     REPRESENTATIONS.  Section  3 is  hereby  amended  by  adding  at  the  end  thereof  the  following subsection (g):

                  "(g)     Relationship Between Parties.

                           (1)      Nonreliance.  (i) It is not relying on any  statement  or  representation  of the other party regarding the Transaction  (whether written or oral),  other than the representations  expressly made in this Agreement or the  Confirmation in respect of that  Transaction  and (ii) it has consulted  with its own legal,  regulatory, tax,  business,  investment,  financial and accounting  advisors to the extent it has deemed  necessary,  and it has made its own  investment,  hedging and trading decisions  based upon its own judgment and upon any advice from such  advisors as it has deemed necessary and not upon any view expressed by the other party.

                           (2)      Evaluation  and  Understanding.  (i) It has the capacity to evaluate  (internally or through independent  professional advice) the Transaction and has made its own decision  to  enter  into the  Transaction  and (ii) It  understands  the  terms, conditions and risks of the  Transaction  and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                           (3)      Purpose.  It is entering  into the  Transaction  for the purposes of managing its borrowings or  investments,  hedging its  underlying  assets or liabilities or in connection with a line of business.

                           (4)      Status of  Parties.  The other  party is not  acting  as an agent,  fiduciary  or advisor for it in respect of the Transaction.

                           (5)      Eligible  Contract  Participant.  It is an "eligible  swap  participant"  as such term is  defined  in,  Section  35.1(b)(2)  of the  regulations  (17  C.F.R.  35)
                                    promulgated under, and an "eligible  contract  participant" as defined in Section
                                    1(a)(12) of the Commodity Exchange Act, as amended."

         (v)      TRANSFER TO AVOID  TERMINATION  EVENT.  Section  6(b)(ii)  is hereby  amended by (i)  deleting  the words "or if a Tax Event Upon Merger  occurs and the  Burdened  Party is the  Affected  Party," and
                  (ii) by deleting the words "to transfer"  and inserting the words "to effect a Permitted  Transfer"
                  in lieu thereof.

         (vi)     JURISDICTION.   Section  13(b)  is  hereby   amended  by:  (i)  deleting  in  the  second  line  of
                  subparagraph  (i) thereof the word "non-",  (ii)  deleting "; and" from the end of  subparagraph  1 and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

         (vii)    LOCAL  BUSINESS DAY. The  definition of Local  Business Day in Section 14 is hereby  amended by the addition of the words "or any Credit Support  Document"  after  "Section  2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c)      ADDITIONAL TERMINATION EVENTS.  The following Additional Termination Events will apply:

(I)      FIRST RATING TRIGGER  COLLATERAL.  If (A) it is not the case that a Moody's  Second Trigger  Ratings Event has occurred and been  continuing  for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any  obligation  to be complied  with or performed by Party A in  accordance with the Credit  Support  Annex,  then an  Additional  Termination  Event shall have  occurred with respect to Party A and Party A shall be the sole  Affected  Party with  respect to such  Additional
                  Termination Event.

(II)     SECOND  RATING  TRIGGER  REPLACEMENT.  If (A) a Required  Ratings  Downgrade  Event has  occurred and been continuing  for 30 or more Local  Business Days and (B) (i) at least one Eligible  Replacement  has made a Firm  Offer to be the  transferee  of all of Party A's  rights  and  obligations  under this
                  Agreement  (and such Firm  Offer  remains  an offer  that will  become  legally  binding  upon such
                  Eligible  Replacement upon acceptance by the offeree) and/or (ii) an Eligible  Guarantor has made a
                  Firm Offer to provide an Eligible  Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible Guarantor  immediately upon acceptance by the offeree),  then an
                  Additional  Termination  Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

         (iii)    [Reserved]

                  (iv)     OPTIONAL TERMINATION OF SECURITIZATION.  An Additional  Termination Event shall occur upon the notice to  Certificateholders  of an Optional Termination becoming  unrescindable in accordance with Article IX of the Pooling and Servicing  Agreement.  Party B shall be the sole Affected  Party with  respect  to such  Additional  Termination  Event;  provided,  however,  that  notwithstanding anything to the contrary in Section 6(b)(iv),  only Party B may designate an Early Termination Date in respect of this Additional Termination Event.

(d)      REQUIRED  RATINGS  DOWNGRADE  EVENT.  In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold (such event, a "REQUIRED RATINGS  DOWNGRADE  EVENT"),  then Party A shall, as soon as reasonably  practicable and so long as a Required  Ratings  Downgrade Event is in effect,  at its own expense,  using  commercially  reasonable  efforts,  procure  either (A) a Permitted  Transfer or (B) an
         Eligible Guarantee from an Eligible Guarantor.

(e)      COMPLIANCE  WITH  REGULATION  AB.  Party  A and  Party B  agree  that  the  terms  of the  Indemnification
         Agreement  dated as of February 27, 2007 (the  "INDEMNIFICATION  AGREEMENT"),  among  Residential  Funding
         Company,  LLC,  Residential  Accredit Loans, Inc. and Party A shall be incorporated by reference into this
         Agreement so that Party B shall be an express third party  beneficiary of the  Indemnification  Agreement.
         A copy of the Indemnification Agreement is attached hereto as Exhibit A.

(f)      TRANSFERS.

         (i)      Section 7 is hereby amended to read in its entirety as follows:

                  "Except  with respect to any  Permitted  Transfer  pursuant to Section  6(b)(ii),  Part 5(d),  Part
                  5(e), or the  succeeding  sentence,  neither Party A nor Party B is permitted to assign,  novate or transfer  (whether  by way of  security  or  otherwise)  as a whole or in part  any of its  rights, obligations  or interests  under the  Agreement  or any  Transaction  unless (a) the prior  written consent of the other party is obtained,  and (b) the Rating  Agency  Condition  has been  satisfied with  respect  to S&P and Fitch.  At any time at which no  Relevant  Entity  has credit  ratings at least equal to the Approved Ratings Threshold, Party A may make a Permitted Transfer."

         (ii)     If an Eligible  Replacement  has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee  pursuant to a Permitted  Transfer,  Party
                  B shall,  at Party  A's  written  request  and at Party  A's  expense,  take any  reasonable  steps required to be taken by Party B to effect such transfer.

(g)      NON-RECOURSE.  Party A acknowledges and agree that,  notwithstanding  any provision in this Agreement to the contrary,  the obligations of Party B hereunder are limited recourse  obligations of Party B, payable solely from the Trust and the  proceeds  thereof,  in  accordance  with the priority of payments and other terms of the Pooling and  Servicing  Agreement  and that Party A will not have any recourse to any of the  directors, officers,  employees,  shareholders  or  affiliates  of the  Party B with  respect  to any  claims,  losses, damages,  liabilities,  indemnities or other  obligations in connection with any  transactions  contemplated hereby. In the event that the Trust and the proceeds  thereof,  should be insufficient to satisfy all claims outstanding  and following the  realization of the account held by the Trust and the proceeds  thereof,  any claims  against  or  obligations  of Party B under  the ISDA  Master  Agreement  or any  other  confirmation thereunder still  outstanding  shall be extinguished  and thereafter not revive.  The Trustee shall not have liability  for any failure or delay in making a payment  hereunder to Party A due to any failure or delay in receiving  amounts in the  account  held by the Trust from the Trust  created  pursuant  to the  Pooling and
         Servicing Agreement.  This provision will survive the termination of this Agreement.

(h)      [Reserved]

(i)      RATING AGENCY  NOTIFICATIONS.  Notwithstanding  any other provision of this Agreement,  no Early Termination
         Date shall be  effectively  designated  hereunder  by Party B and no transfer  of any rights or  obligations under this  Agreement  shall be made by either  party  unless each Swap  Rating  Agency has been given prior written notice of such designation or transfer.

(j)      NO SET-OFF.  Except as expressly  provided for in Section 2(c),  Section 6 or Part  1(f)(i)(D)  hereof,  and notwithstanding any other provision of this Agreement or any other existing or future agreement,  each party irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party hereunder against any obligation  between it and the other  party  under any other  agreements.  Section  6(e) shall be amended by deleting the following  sentence:  "The amount,  if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k)      AMENDMENT.  Notwithstanding  any  provision to the contrary in this  Agreement,  no amendment of either this
         Agreement  or any  Transaction  under this  Agreement  shall be permitted by either party unless each of the
         Swap Rating  Agencies has been provided prior written  notice of the same and such  amendment  satisfies the
         Rating Agency Condition with respect to Moody's, S&P and Fitch.

(l)      NOTICE OF  CERTAIN  EVENTS  OR  CIRCUMSTANCES.  Each  Party  agrees,  upon  learning  of the  occurrence  or existence of any event or condition that  constitutes  (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination  Event with respect to such party,  promptly to give the other  Party and to each Swap  Rating  Agency  notice of such  event or  condition;  provided  that failure to provide  notice of such event or  condition  pursuant to this Part 5(l) shall not  constitute  an
         Event of Default or a Termination Event.

(m)      PROCEEDINGS.  No Relevant Entity shall institute  against,  or cause any other person to institute  against, or join any other person in  instituting  against Party B, the  Supplemental  Interest  Trust,  or the Trust
         formed  pursuant to the Pooling and Servicing  Agreement,  in any bankruptcy,  reorganization,  arrangement, insolvency  or  liquidation  proceedings  or other  proceedings  under any  federal or state  bankruptcy  or similar  law for a period  of one year  (or,  if  longer,  the  applicable  preference  period)  and one day following  payment in full of the  Certificates  and any Notes.  This provision will survive the termination of this Agreement.

(n)      SUPPLEMENTAL  INTEREST TRUST TRUSTEE  LIABILITY  LIMITATIONS.  It is expressly  understood and agreed by the parties hereto that (a) this Agreement is executed by Deutsche Bank Trust Company Americas  ("DBTCA") not in
         individually  or  personally,  but solely as  Supplemental  Interest  Trust  Trustee  under the  Pooling and
         Servicing  Agreement in the exercise of the powers and authority  conferred and vested in it under the terms of the Pooling and Servicing  Agreement;  (b) DBTCA has been directed  pursuant to the Pooling and Servicing
         Agreement  to enter  into this  Agreement  and to perform  its  obligations  hereunder  and  nothing  herein contained  shall be construed as creating any liability for DBTCA,  individually  or personally,  to perform any covenant  (either  expressed or implied)  contained  herein,  and all such liability,  if any, is hereby expressly  waived by the parties  hereto,  and such waiver  shall bind any third party  making a claim by or through one of the parties hereto; (c) each of the representations,  undertakings and agreements herein made on behalf of Party B is made and intended not as personal  representations,  undertakings  and agreements of
         DBTCA but is made and intended for the purpose of binding only the Supplemental  Interest Trust; (d) nothing herein  contained  shall be  construed  as creating  any  liability  on the part of DBTCA,  individually  or personally, to perform any covenant,  either expressed or implied,  contained herein, all such liability, if any,  being  expressly  waived by the parties  hereto and by any Person  claiming  by,  through or under the parties  hereto;  and (e) under no  circumstances  shall DBTCA be  personally  liable for the payment of any indebtedness  or  expenses  of  Party  B or  be  liable  for  the  breach  or  failure  of  any  obligation, representation,  warranty  or  covenant  made or  undertaken  by Party B under this  Agreement  or any other related  documents,  as to all of which  recourse  shall be had  solely to the  assets  of the  Supplemental
         Interest Trust in accordance with the terms of the Pooling and Servicing Agreement.

(o)      SEVERABILITY.  If any  term,  provision,  covenant,  or  condition  of this  Agreement,  or the  application thereof to any party or  circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part)
         in any respect,  the remaining terms,  provisions,  covenants,  and conditions hereof shall continue in full force  and  effect  as if this  Agreement  had been  executed  with the  invalid  or  unenforceable  portion eliminated,  so long as this Agreement as so modified  continues to express,  without material  change,  the original  intentions  of the parties as to the subject  matter of this  Agreement  and the  deletion of such portion of this  Agreement will not  substantially  impair the respective  benefits or  expectations  of the parties;  provided,  however,  that this severability  provision shall not be applicable if any provision of
         Section 2, 5, 6, or 13 (or any  definition  or  provision  in Section 14 to the extent it relates  to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

         The parties  shall  endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term, provision,  covenant or condition with a valid or enforceable term, provision,  covenant or condition, the  economic  effect of which  comes as close as possible  to that of the  invalid or  unenforceable  term, provision, covenant or condition.

(p)      AGENT FOR  PARTY B.  Party A  acknowledges  that  Party B has  appointed  the  Supplemental  Interest  Trust
         Trustee as its agent under the Pooling and Servicing Agreement to carry out its obligations  hereunder,  and that the  Supplemental  Interest  Trust Trustee shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(q)      ESCROW  PAYMENTS.  If (whether by reason of the time difference  between the cities in which payments are to be made or  otherwise)  it is not  possible for  simultaneous  payments to be made on any date on which both parties are required to make payments  hereunder,  either Party may at its option and in its sole discretion notify the other  Party that  payments  on that date are to be made in escrow.  In this case  deposit of the payment  due  earlier  on that  date  shall be made by 2:00 pm  (local  time at the  place  for the  earlier payment) on that date with an escrow agent  selected by the  notifying  party,  accompanied  by  irrevocable payment  instructions  (i) to release the deposited  payment to the intended  recipient  upon receipt by the escrow agent of the required  deposit of any  corresponding  payment  payable by the other party on the same date accompanied by irrevocable  payment  instructions to the same effect or (ii) if the required deposit of the  corresponding  payment is not made on that same date, to return the payment deposited to the party that paid it into  escrow.  The party  that  elects to have  payments  made in escrow  shall pay all costs of the escrow arrangements.

(r)      CONSENT TO  RECORDING.  Each party hereto  consents to the  monitoring  or  recording,  at any time and from time to time, by the other party of any and all communications  between trading,  marketing,  and operations personnel of the parties and their  Affiliates,  waives any further notice of such  monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(s)      WAIVER OF JURY  TRIAL.  Each  party  waives  any right it may have to a trial by jury in  respect  of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t)      FORM OF ISDA  MASTER  AGREEMENT.  Party A and  Party B  hereby  agree  that the text of the body of the ISDA
         Master  Agreement  is  intended  to be the  printed  form of the  ISDA  Master  Agreement  (Multicurrency  -
         Crossborder) as published and copyrighted in 1992 by the  International  Swaps and Derivatives  Association,
         Inc.

(u)      PAYMENT  INSTRUCTIONS.  Party A hereby agrees that,  unless  notified in writing by Party B of other payment instructions,  any and all amounts  payable by Party A to Party B under this Agreement  shall be paid to the account specified in Item 4 of this Confirmation, below.

(v)      ADDITIONAL REPRESENTATIONS.

         (i)      REPRESENTATIONS  OF  PARTY A.  Party A  represents  to Party B on the date on which  Party A enters into each Transaction that:--

                  (1)      Party A is a bank  subject to the  requirements  of 12 U.S.C.ss. 1823(e),  this  Agreement
                           (including  the Credit Support Annex and each  Confirmation)  will be maintained as one of its official  records  continuously  from the time of its execution (or in the case of any
                           Confirmation,  continuously  until such time as the relevant  Transaction  matures and the obligations therefor are satisfied in full).

         (ii)     CAPACITY.  Party A  represents  to Party B on the date on which Party A enters into this  Agreement that it is entering into this  Agreement and the  Transaction  as principal and not as agent of any person.  Party B  represents  to Party A on the  date on  which  the  Supplemental  Interest  Trust
                  Trustee  executes this Agreement that it is executing  this Agreement and the  Transaction  in, not individually,  but solely its  capacity as the  Supplemental  Interest  Trust  Trustee on behalf of the Supplemental Interest Trust.

(w)      ACKNOWLEDGEMENTS.

         (i)      SUBSTANTIAL  FINANCIAL  TRANSACTIONS.  Each party hereto is hereby advised and  acknowledges  as of the date hereof that the other party has engaged in (or  refrained  from  engaging in)  substantial financial  transactions  and has taken  (or  refrained  from  taking)  other  material  actions  in reliance  upon the entry by the parties into the  Transaction  being  entered into on the terms and conditions  set  forth  herein  and in  the  Pooling  and  Servicing  Agreement  relating  to  such
                  Transaction,  as  applicable.  This  paragraph  shall be deemed  repeated on the trade date of each
                  Transaction.

         (ii)     BANKRUPTCY  CODE.  Subject to Part 5(m),  without  limiting the  applicability if any, of any other provision  of the U.S.  Bankruptcy  Code as amended  (the  "Bankruptcy  Code")  (including  without limitation  Sections 362, 546, 556, and 560 thereof and the  applicable  definitions in Section 101 thereof),  the parties  acknowledge  and agree that all  Transactions  entered into  hereunder will constitute  "forward  contracts" or "swap  agreements"  as defined in Section 101 of the Bankruptcy
                  Code or "commodity  contracts" as defined in Section 761 of the  Bankruptcy  Code,  that the rights of the parties under Section 6 of this Agreement will  constitute  contractual  rights to liquidate
                  Transactions,  that any margin or  collateral  provided  under any  margin,  collateral,  security, pledge,  or similar  agreement  related  hereto will  constitute  a "margin  payment" as defined in
                  Section  101 of the  Bankruptcy  Code,  and that the parties  are  entities  entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

         (iii)    SWAP  AGREEMENT.  Party A acknowledges  that each  Transaction is a "swap  agreement" as defined in
                  12 U.S.C.  Section  1821(e)(8)(D)(vi)  and a "covered  swap  agreement" as defined in the Commodity
                  Exchange Act (7 U.S.C. Section 27(d)(1)).

(x)      [Reserved]

(y)      [Reserved]

(z)      ADDITIONAL DEFINITIONS.

         As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

                  "APPROVED RATINGS  THRESHOLD" means each of the S&P Approved Ratings  Threshold,  the Moody's First
                  Trigger Ratings Threshold, and the Fitch Approved Ratings Threshold.

                  "APPROVED  REPLACEMENT"  means,  with respect to a Market  Quotation,  an entity making such Market
                  Quotation,  which entity would satisfy  conditions  (a), (b) and (c) of the definition of Permitted
                  Transfer if such entity were a Transferee, as defined in the definition of Permitted Transfer.

                  "COLLATERAL  EVENT" means that no Relevant Entity has credit ratings at least equal to the Approved
                  Ratings Threshold.

                  "DERIVATIVE  PROVIDER TRIGGER EVENT" means (i) an Event of Default with respect to which Party A is a Defaulting  Party,  (ii) a  Termination  Event with respect to which Party A is the sole Affected
                  Party or (iii) an Additional  Termination  Event with respect to which Party A is the sole Affected
                  Party.

                  "ELIGIBLE  GUARANTEE"  means an unconditional  and irrevocable  guarantee of all present and future obligations  (for the  avoidance  of doubt,  not limited to payment  obligations)  of Party A or an
                  Eligible  Replacement to Party B under this Agreement that is provided by an Eligible  Guarantor as principal  debtor  rather  than surety and that is  directly  enforceable  by Party B, the form and substance of which  guarantee  are subject to the Rating Agency  Condition  with respect to S&P and
                  Fitch, and either (A) a law firm has given a legal opinion  confirming that none of the guarantor's payments to Party B under such  guarantee  will be subject to Tax collected by  withholding  or (B)
                  such  guarantee  provides that, in the event that any of such  guarantor's  payments to Party B are subject to Tax collected by withholding,  such guarantor is required to pay such additional  amount as is necessary to ensure that the net amount  actually  received by Party B (free and clear of any
                  Tax  collected by  withholding)  will equal the full amount Party B would have received had no such withholding been required.

                  "ELIGIBLE  GUARANTOR" means an entity that (A) has credit ratings from S&P and Fitch at least equal to the S&P/Fitch  Approved Ratings Threshold and (B) has credit ratings from Moody's at least equal to the Moody's Second Trigger  Ratings  Threshold,  provided,  for the avoidance of doubt,  that an
                  Eligible  Guarantee of an Eligible  Guarantor  with credit ratings below the Moody's Second Trigger
                  Ratings  Threshold  will not cause a Collateral  Event (as defined in the Credit Support Annex) not to occur or continue with respect to Moody's in each case certified by such entity to Party B.

                  "ELIGIBLE  REPLACEMENT"  means an entity (A) (i) (a) that has credit  ratings from S&P and Fitch at least equal to the S&P/Fitch  Approved Ratings  Threshold,  and (b) has credit ratings from Moody's at least equal to the Moody's  Second Trigger  Ratings  Threshold,  provided,  for the avoidance of doubt,  that an Eligible  Replacement  with credit ratings below the Moody's Second Trigger Ratings
                  Threshold  will not cause a Collateral  Event (as defined in the Credit Support Annex) not to occur or continue with respect to Moody's,  or (ii) the present and future obligations (for the avoidance of doubt,  not limited to payment  obligations) of which entity to Party B under this Agreement are guaranteed  pursuant  to an Eligible  Guarantee  provided  by an  Eligible  Guarantor  in each case certified by such entity to Party B.

                   "FIRM OFFER" means (A) with respect to an Eligible  Replacement,  a quotation  from such  Eligible
                  Replacement  (i) in an amount equal to the actual amount payable by or to Party B in  consideration of an  agreement  between  Party  B and  such  Eligible  Replacement  to  replace  Party  A as  the counterparty  to this  Agreement  by way of  novation  or, if such  novation  is not  possible,  an agreement  between Party B and such Eligible  Replacement  to enter into a Replacement  Transaction
                  (assuming  that  all  Transactions  hereunder  become  Terminated  Transactions),   and  (ii)  that
                  constitutes an offer by such Eligible  Replacement to replace Party A as the  counterparty  to this
                  Agreement or enter a Replacement  Transaction  that will become legally  binding upon such Eligible
                  Replacement upon acceptance by Party B, and (B) with respect to an Eligible Guarantor,  an offer by such Eligible  Guarantor to provide an Eligible  Guarantee  that will become  legally  binding upon such Eligible Guarantor  upon acceptance by the offeree.

                  "FITCH" means Fitch Ratings Ltd., or any successor thereto.

                  "FITCH APPROVED RATINGS  THRESHOLD" means, with respect to Party A, the guarantor under an Eligible
                  Guarantee or an Eligible  Replacement,  a long-term  unsecured and unsubordinated  debt rating from
                  Fitch of "A" and a short-term unsecured and unsubordinated debt rating from Fitch of "F1".

                  "FITCH REQUIRED RATINGS  THRESHOLD" means, with respect to Party A, the guarantor under an Eligible
                  Guarantee or an Eligible  Replacement,  a long-term  unsecured and unsubordinated  debt rating from
                  Fitch of "BBB-".

                  "MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

                  "MOODY'S FIRST TRIGGER RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an
                  Eligible Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A2" and a short-term  unsecured and unsubordinated debt rating from  Moody's  of  "Prime-1",  or (ii) if such  entity  does not have a  short-term  unsecured  and unsubordinated  debt  rating or  counterparty  rating  from  Moody's,  a  long-term  unsecured  and unsubordinated debt rating or counterparty rating from Moody's of "A1".

                  "MOODY'S  SECOND  TRIGGER  RATINGS  EVENT"  means that no Relevant  Entity has credit  ratings from
                  Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

                  "MOODY'S SECOND TRIGGER RATINGS  THRESHOLD"  means, with respect to Party A, the guarantor under an
                  Eligible Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A3" and a short-term  unsecured and unsubordinated debt rating from  Moody's  of  "Prime-2",  or (ii) if such  entity  does not have a  short-term  unsecured  and unsubordinated  debt  rating or  counterparty  rating  from  Moody's,  a  long-term  unsecured  and unsubordinated debt rating from Moody's of "A3".

                  "PERMITTED  TRANSFER"  means a transfer by novation by Party A pursuant to Section  6(b)(ii),  Part
                  5(d),  Part 5(e),  or the second  sentence of Section 7 (as amended  herein) to a  transferee  (the
                  "TRANSFEREE")  of all,  but not less  than  all,  of Party  A's  rights,  liabilities,  duties  and obligations under this Agreement,  with respect to which transfer each of the following  conditions is satisfied:  (a) the  Transferee is an Eligible  Replacement;  (b) Party A and the Transferee are
                  both "dealers in notional principal  contracts" within the meaning of Treasury  regulations section
                  1.1001-4;  (c) as of the date of such transfer the Transferee  would not be required to withhold or deduct on account of Tax from any  payments  under this  Agreement or would be required to gross up for such Tax under  Section  2(d)(i)(4);  (d) an Event of Default or  Termination  Event  would not occur  as a  result  of  such  transfer;  (e)  pursuant  to a  written  instrument  (the  "TRANSFER
                  Agreement"),  the Transferee  acquires and assumes all rights and  obligations of Party A under the
                  Agreement and the relevant  Transaction,  (f) that such Transfer Agreement is effective to transfer to the  Transferee  all,  but not less than all,  of Party A's  rights  and  obligations  under the
                  Agreement  and all  relevant  Transactions;  (g)  Party  A will be  responsible  for any  costs  or expenses  incurred in connection  with such transfer  (including any  replacement  cost of entering into a  replacement  transaction);  (h) either (A) Moody's has been given prior  written  notice of such  transfer and the Rating  Agency  Condition is satisfied  with respect to S&P and Fitch or (B)
                  each Swap Rating Agency has been given prior  written  notice of such transfer and such transfer is in connection  with the assignment and assumption of this  Agreement  without  modification  of its terms,  other  than party  names,  dates  relevant  to the  effective  date of such  transfer,  tax representations  (provided  that the  representations  in Part  2(a)(i) are not  modified)  and any other representations  regarding the status of the substitute  counterparty of the type included in
                  Part 5(b)(iv),  Part 5(v)(i)(2) or Part 5(v)(ii),  notice information and account details;  and (i)
                  such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

                  "RATING AGENCY  CONDITION"  means,  with respect to any particular  proposed act or omission to act hereunder and each Swap Rating Agency  specified in connection  with such proposed act or omission, that the party  acting or  failing  to act must  consult  with each of the  specified  Swap  Rating
                  Agencies  and  receive  from each such Swap Rating  Agency a prior  written  confirmation  that the proposed  action or inaction would not cause a downgrade or withdrawal of the  then-current  rating of any Certificates or Notes.

                  "RELEVANT  ENTITY"  means Party A and,  to the extent  applicable,  a  guarantor  under an Eligible
                  Guarantee.

                  "REPLACEMENT  TRANSACTION" means, with respect to any Terminated Transaction or group of Terminated
                  Transactions,  a transaction or group of transactions  that (i) would have the effect of preserving for Party B the economic  equivalent of any payment or delivery (whether the underlying  obligation was absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent)
                  by the  parties  under  Section  2(a)(i)  in  respect of such  Terminated  Transaction  or group of
                  Terminated  Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required  after that Date,  and (ii) has terms which are  substantially  the same as this
                  Agreement,  including,  without limitation,  rating triggers,  Regulation AB compliance, and credit support  documentation,  save for the exclusion of provisions relating to Transactions that are not
                  Terminated Transaction.

                  "REQUIRED RATINGS DOWNGRADE EVENT" shall have the meaning assigned thereto in Part 5(d).

                  "REQUIRED RATINGS THRESHOLD" means each of the S&P Required Ratings  Threshold,  the Moody's Second
                  Trigger Ratings  Threshold,  [the Fitch Required  Ratings  Threshold and the DBRS Required  Ratings
                  Threshold].

                  "S&P" means Standard & Poor's Rating Services,  a division of The McGraw-Hill  Companies,  Inc., or any successor thereto.

                  "S&P APPROVED RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible
                  Guarantee or an Eligible  Replacement,  a short-term  unsecured and unsubordinated debt rating from
                  S&P of "A-1",  or, if such entity does not have a  short-term  unsecured  and  unsubordinated  debt rating from S&P, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from
                  S&P of "A+".

                  "S&P REQUIRED RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible
                  Guarantee or an Eligible  Replacement,  a long-term  unsecured  and  unsubordinated  debt rating or counterparty rating from S&P of "BBB+".

                  "S&P/Fitch  Approved Ratings  Threshold"  means each of the S&P Approved Ratings  Threshold and the
                  Fitch Approved Ratings Threshold.

                  "SWAP RATING AGENCIES" means, with respect to any date of determination,  each of S&P, Moody's, and
                  Fitch,  to the extent that each such rating  agency is then  providing a rating for any of the RALI
                  Series 2007-QO2 Trust (the "CERTIFICATES") or any notes backed by the Certificates (the "NOTES").

                                 [Remainder of this page intentionally left blank.]

4.       Account Details and Settlement Information:

Payments to Party A:                The Bank of New York
                                    Derivative Products Support Department
                                    32 Old Slip, 16th Floor
                                    New York, New York 10286
                                    Attention: Renee Etheart
                                    ABA #021000018
                                    Account #890-0068-175
                                    Reference: Interest Rate Cap

Payments to Party B:                Deutsche Bank Trust Company-Americas
                                    ABA #: 021001033
                                    Bene Acct. 014-19-663
                                    Bene Acct. Name NYLTD Funds Control-Stars West
                                    Attn: Erica Judd/RALI Series 2007-QO2 Trust

This  Agreement may be executed in several  counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

We are very pleased to have executed this Transaction  with you and we look forward to completing other  transactions with you in the near future.

Very truly yours,

The Bank of New York

By:      _______________________________
         Name:
         Title:

Party B, acting  through its duly  authorized  signatory,  hereby  agrees to,  accepts and  confirms the terms of the foregoing as of the date hereof.

RALI SERIES 2007-QO2 Trust
Deutsche Bank Trust Company Americas, not in its individual capacity, but solely as Supplemental Interest Trust
Trustee

By:      _______________________________
         Name:
         Title:

                                                    SCHEDULE I

        (all such dates are subject to adjustment in accordance with the Following Business Day Convention)

---------------------------- ------------------------ ------------------------------------ --------------------
    Accrual Start Date          Accrual End Date           Notional Amount (in USD)           Cap Rate (%)
---------------------------- ------------------------ ------------------------------------ --------------------
         2/25/2012                  3/25/2012                    79,605,861.83                   6.4168
---------------------------- ------------------------ ------------------------------------ --------------------
         3/25/2012                  4/25/2012                    76,302,294.41                   6.4097
---------------------------- ------------------------ ------------------------------------ --------------------
         4/25/2012                  5/25/2012                    73,123,827.86                   6.4018
---------------------------- ------------------------ ------------------------------------ --------------------
         5/25/2012                  6/25/2012                    70,059,277.74                   6.3935
---------------------------- ------------------------ ------------------------------------ --------------------
         6/25/2012                  7/25/2012                    67,118,147.41                    6.384
---------------------------- ------------------------ ------------------------------------ --------------------
         7/25/2012                  8/25/2012                    64,282,687.66                    6.374
---------------------------- ------------------------ ------------------------------------ --------------------
         8/25/2012                  9/25/2012                    61,562,758.36                   6.3629
---------------------------- ------------------------ ------------------------------------ --------------------
         9/25/2012                 10/25/2012                    58,947,753.06                   6.3508
---------------------------- ------------------------ ------------------------------------ --------------------
        10/25/2012                 11/25/2012                    56,404,810.19                   6.3385
---------------------------- ------------------------ ------------------------------------ --------------------
        11/25/2012                 12/25/2012                    53,958,670.38                   6.3247
---------------------------- ------------------------ ------------------------------------ --------------------
        12/25/2012                  1/25/2013                    51,585,760.10                   6.3151
---------------------------- ------------------------ ------------------------------------ --------------------
         1/25/2013                  2/25/2013                    49,219,255.14                   6.2999
---------------------------- ------------------------ ------------------------------------ --------------------

                                                      ANNEX A

                                     PARAGRAPH 13 OF THE CREDIT SUPPORT ANNEX